FEDERATED INTERNATIONAL EQUITY FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

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A Portfolio of Federated International Series, Inc.

Supplement to Prospectus dated January 31, 2005.

Under the section entitled "The Fund's Portfolio Managers Are" please add the following:




      Stephen F. Auth
      Stephen F. Auth has been the Fund's Portfolio Manager since June 2005. Mr. Auth currently serves as the Executive Vice President and Chief Investment Officer of Federated Global Equities. Mr. Auth joined Federated in May 2000 as Senior Vice President and Director of Global Portfolio Management of the Fund's Adviser. From 1985 through March 2000, Mr. Auth was employed with Prudential Investments, a unit of Prudential Insurance Company of America, where he served as a Portfolio Manager since September 1991 and also as Senior Managing
      Director. Mr. Auth is a Chartered Financial Analyst. He earned a Bachelors Degree from Princeton University and an M.B.A. from Harvard University.



Regina Chi and Richard Winkowski remain as Portfolio Managers of the Fund.



                                                      December 30, 2005







Federated Securities Corp., Distributor

Cusip 31420G101
Cusip 31420G200
Cusip 31020G309
34102 (12/05)